Exhibit 10.1

Exhibit 10.1

Exhibit 10.1

Exhibit 10.1

Exhibit 10.1

Exhibit 10.1

Exhibit 10.1

Exhibit 10.1

LOW POWER TELEVISION

WINSLOW, ARIZONA
Channel 38

Maximum effective radiated power (erp): 1 kW
Facility ID: 126615
Call Sign: K38IH

Permit File Number:
BNPTTL-20000828AJK

DEPOSIT AGREEMENT

THIS AGREEMENT is made this ______ day of ________, 2004, by and between Dean M. Mosely (hereinafter referred to as "Seller") and __________________ (hereinafter referred to as "Buyer").

WHEREAS, Buyer has agreed to buy the LPTV Construction Permit ("CP") described as K46IA, Big Sky, Montana, for a purchase price of $10,000;

THEREFORE, for and in consideration of the mutual covenants expressed herein, the parties agree as follows:

1. Buyer shall deposit with Seller two thousand dollars ($2,000), which represents 20% of the sales price of the CP.

2. The parties shall execute a purchase agreement for the CP on or before thirty (30) days from the date of Buyer's deposit. At closing, Buyer shall receive a credit on the Purchase Price in the amount of the Deposit.

3. If the purchase agreement is not executed within thirty (30) days, Seller may retain the full amount of the Deposit.

SIGNED on this _____ day of ___________, 2004.

SELLER: ____________________
Dean M. Mosely

BUYER: ____________________

TABLE OF CONTENTS

OVERVIEW OF WINSLOW, AZ

Winslow, with a population of 9,520, is located 50 miles east of Flagstaff and just 100 miles east of the Grand Canyon. Winslow is a favorite travel destination because of its spectacular views of the Painted Desert and the San Francisco Peaks. Historic Old Route 66 runs through the center of Winslow, and it is bordered by the Navajo Nation and the Hopi Reservation.

United States of America

FEDERAL COMMUNICATIONS COMMISSION
LOW POWER TELEVISION/TELEVISION TRANSLATOR
BROADCAST STATION CONSTRUCTION PERMIT

Authorizing Official:

Official Mailing Address:

DEAN M. MOSELY
1770 ST. JAMES PLACE
SUITE 120
HOUSTON TX 77056

Hossein Hashemzadeh
Associate Chief
Video Division
Media Bureau

Facility Id: 126615

Grant Date: February 09, 2004

This permit expires 3:00 a.m. local time, 36 months after the grant date specified above.

Call Sign: K38IH

Permit File Number: BNPTTL-20000828AJK

Subject to the provisions of the Communications Act of 1934, as amended, subsequent acts and treaties, and all regulations heretofore or hereafter made by this Commission, and further subject to the conditions set forth in this permit, the permittee is hereby authorized to construct the radio transmitting apparatus herein described. Installation and adjustment of equipment not specifically set forth herein shall be in accordance with representations contained in the permittee's application for construction permit except for such modifications as are presently permitted, without application, by the Commission's Rules.

Commission rules which became effective on February 16, 1999, have a bearing on this construction permit. See Report & Order, Streamlining of Mass Media Applications, MM Docket No. 98-43, 13 FCC RCD 23056, Para. 77-90 (November 25, 1998); 63 Fed. Reg. 70039 (December 18, 1998). Pursuant to these rules, this construction permit will be subject to automatic forfeiture unless construction is complete and an application for license to cover is filed prior to expiration. See Section 73.3598.

Equipment and program tests shall be conducted only pursuant to Sections 73.1610 and 73.1620 of the Commission's Rules.

Name of Permittee: DEAN M. MOSELY

Station Location: AZ-WINSLOW

Frequency (MHz): 614 - 620 Offset: ZERO

Channel: 38

Hours of Operation: Unlimited

Transmitter: Type Accepted. See Sections 74.750 of the Commission's Rules.

Antenna type: (directional or non-directional): Non-Directional

Description: PSI PSILP801

Major lobe directions (degrees true): Not Applicable

Antenna Coordinates:	North Latitude:	35 deg	08 min	42 sec
	West Longitude:	110 deg	29 min	03 sec

Maximum Effective Radiated Power (ERP) Towards Radio Horizon: 1 kW

Maximum ERP in any Horizontal and Vertical Angle: 1 kW

Height of radiation center above ground: 33.1 Meters

Height of radiation center above mean sea level: 1695.8 Meters

Antenna structure registration number: None

Overall height of antenna structure above ground: 38.1 Meters

Special operating conditions or restrictions:

1 This authorization is subject to the condition that low power television is a secondary service, and that low power television and television translator stations must not cause interference to the reception of existing or future full service television stations on either allotted NTSC or DTV channels, and must accept interference from such stations.

2 The authorization of a license to operate this station is conditioned upon the use of a transmitter that has been type accepted or meets Commission type acceptance requirements at a visual carrier frequency tolerance of plus/minus 1 kHz. In the event the transmitter has not been type accepted at this tolerance, the permittee shall, in the license application, provide full engineering data that demonstrates compliance with Section 74.750 (c)(3)(iii) of the Commission's Rules.

*** END OF AUTHORIZATION ***

Map Header


100
80
60
40
20
0
20
40
60
80
100
km 160 140 120 100 80 60 40 20 0 20 40 60 80 100 120 140 160

Map Footer


-128.00 0.00 10.00 30.00 40.00 50.00 60.00 70.00 100.00 116.00 dBu

State Borders Lat/Lon Grid

Map Scale: 1:2000000 1 cm = 20.00 km V|H Size: 216.96 x 328.37 km

DEPOSIT AGREEMENT

THIS AGREEMENT is made this ______ day of ________, 2004, by and between Dean M. Mosely (hereinafter referred to as "Seller") and __________________ (hereinafter referred to as "Buyer").

WHEREAS, Buyer has agreed to buy the LPTV Construction Permit ("CP") described as K38IH, Winslow, Arizona, for a purchase price of $10,000;

THEREFORE, for and in consideration of the mutual covenants expressed herein, the parties agree as follows:

1. Buyer shall deposit with Seller two thousand dollars ($2,000), which represents 20% of the sales price of the CP.

2. The parties shall execute a purchase agreement for the CP on or before thirty (30) days from the date of Buyer's deposit. At closing, Buyer shall receive a credit on the Purchase Price in the amount of the Deposit.

3. If the purchase agreement is not executed within thirty (30) days, Seller may retain the full amount of the Deposit.

SIGNED on this _____ day of ___________, 2004.

SELLER: ____________________
Dean M. Mosely

BUYER: ____________________